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                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated October 1, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-108952) and related Prospectus of Claymore Securities Defined Portfolios, Series 158.


                                              /s/ Grant Thornton LLP
                                              -------------------------

                                              GRANT THORNTON LLP


Chicago, Illinois
October 1, 2003